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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (date of earliest event reported) August 13, 2002

                        SIZELER PROPERTY INVESTORS, INC.
               (Exact Name of Registrant as Specified in Charter)

         Maryland                      1-9349                   72-1082589
(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
of Incorporation)                                          Identification No.)

                             2542 Williams Boulevard
                             Kenner, Louisiana 70062
          (Address of Principal Executive Offices including zip codes)

                                 (504) 471-6200
               (Registrant's telephone number including area code)

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ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits.

Exhibit 99.1      Transmittal Letter
Exhibit 99.2      Certificate of Chief Executive Officer
Exhibit 99.3      Certificate of Chief Financial Officer

ITEM 9. Regulation FD Disclosure

Registrant filed as correspondence accompanying its Quarterly Report on Form 10-Q for its fiscal quarter ended June 30, 2002 filed with the Securities and Exchange Commission on August 13, 2002, the transmittal letter and certificates attached hereto as Exhibits 99.1, 99.2 and 99.3.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 13, 2002

                                         SIZELER PROPERTY INVESTORS, INC.
                                         --------------------------------
                                                  (Registrant)


                                         By:  /S/ ROBERT A. WHELAN
                                           ------------------------------
                                           Robert A. Whelan
                                           Chief Financial Officer

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Exhibit Index

Exhibit No.           Description

99.1                  Transmittal Letter
99.2                  Certificate of Chief Executive Officer
99.3                  Certificate of Chief Financial Officer